                         OPPENHEIMER DISCOVERY FUND
                        Supplement dated May 16, 2003
                  To the Prospectus dated November 22, 2002

1.    The  Prospectus  supplement  dated  February  26,  2003 is  deleted  and replaced by this supplement.

2.    The paragraph  captioned  "Portfolio Manager" under the section "How the
   Fund Is Managed" on page 12 is deleted and replaced with the following:

   Portfolio Manager.  The portfolio manager of the Fund is Laura Granger. She replaced  Jayne  Stevlingson  as of February 12, 2003.  Ms.  Granger is the
   person  primarily  responsible for the day-to-day  management of the Fund's portfolio.  Ms.  Granger has been a Vice  President  of the  Manager  since
   October  2000.  She is also a  portfolio  manager of two other  Oppenheimer funds.  She was formerly a portfolio  manager at Fortis  Advisors from July
   1998 to October 2000.  Prior to that she was  portfolio  manager at General
   Motors Investment Management from July 1993 to July 1998.

 3.Footnote #1 on page 9 should be deleted and replaced with the following:

      1.  Class B expenses for years 7 through 10 are based on Class
      A expenses because Class B shares automatically convert to
      Class A shares 72 months after purchase.

May 16, 2003                                                PS0500.030